THE RATIONAL INVESTOR® FUND

PROSPECTUS   JULY 29, 2005

1-877-RATNL-FD

(877-728-6533)

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

RISK/RETURN SUMMARY

PERFORMANCE

FEES AND EXPENSES

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED  RISKS

INVESTMENT ADVISOR

NET ASSET VALUE

HOW TO PURCHASE SHARES

REDEMPTIONS

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

MARKET TIMING

DISTRIBUTION OF SHARES

NOTICE OF PRIVACY POLICY & PRACTICES

See the Fund’s Notice of its Privacy Policy on the last page of this Prospectus.

RISK/RETURN SUMMARY

This Prospectus describes The Rational Investor® Fund (the “Fund”), a series of the Northern Lights Fund Trust (the “Trust”).  “The Rational Investor” is a registered trademark of Angel Publishing, LLC licensed to The Rational Investor® Advisors, LLC (the “Advisor”).

Investment Objective

The Fund is a diversified, no-load, open-end investment company that seeks long-term capital appreciation.  The Fund is designed for long-term investors. The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund intends to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of companies traded on any stock exchange in the United States (“Universe”). The Universe is not limited to market capitalization or market segmentation, but may include large-, small- and- micro cap sectors. The Fund’s Advisor selects equity securities, consisting of common stocks and securities having the characteristics of common stocks that are a quality investment in a business that is out of favor. For example, those trading for low fundamental valuations relative to what their businesses will be worth over the next five years. The Advisor will purchase these equity securities with the intention of holding the securities until he believes the securities have reached a fair value.

The Rational Investor® Fund will follow a fundamental value approach to investing. The Advisor uses a variety of financial ratios to determine value, including Price to Earnings, Price to Sales, Price to Book Value, Price to Cash Flow and Debt to Equity. The Advisor uses value screens to help find potential buys, seeking companies that have growth prospects and trade at a low valuation for any number of reasons, including earnings misses, earnings restatement, changes in industry dynamics, changes in business cycle, new management, etc.  The Advisor tends to buy and hold securities, but will oscillate exposure to the market with the assistance of various macro-economic indicators including interest rates, employment figures, inflation, productivity and capacity utilization. For each security purchased, a future target price is determined. That price can be adjusted over time depending on the operating results of the company. If a security exceeds the target price, one of three approaches will be taken: sell the entire position; sell the position partially or; raise the target price.

The Advisor uses technical analysis to anticipate periods when the securities markets are either extremely undervalued and oversold, or overvalued and overbought. When it believes the market is overvalued, it may short the market by selling short individual shares or by using derivative products such as options and, to a lesser extent futures and swaps, to achieve the same effect. When the Advisor believes stocks are under-valued, it may use leverage in order to enhance returns, to the extent permitted under the Investment Company Act of 1940 (the “1940 Act”).

Principal Risks

 As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will.

The Fund makes direct investments in equity securities, therefore, the Fund will be subject to the volatility of the stock market and the risk that the price of a security will rise or fall due to changing economic, political or market conditions.  The Fund is exposed to other risks as well. Please refer to the section below entitled “Principal Risks” for more risk factors that you should consider before investing.

PERFORMANCE

Because the Fund has only recently commenced investment operations, no performance information is available for the Fund at this time. In the future, performance information will be presented in this section. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)(1)	2.00%
Exchange Fee	None
Maximum Account Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution (12b-1) and Shareholder Servicing Fees	0.25%
Other Expenses (2)	1.23%
Total Annual Fund Operating Expenses (3)	2.48%

____________

(1)    The Fund charges a fee of 2.00% on redemptions of shares held less than 30 days.  Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. A redemption fee will not be charged on involuntary redemptions.  There is a $15 wire transaction fee for redemptions effected by wire.

(2)    These expenses, which include custodian, transfer agency, shareholder servicing and other customary fund expenses, are based on estimated amounts for the Fund’s current fiscal year. “Other expenses” exclude dividend expense on securities sold short.

(3)    The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until August 31, 2006, to ensure that Net Annual Fund Operating Expenses  (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses such as litigation) will not exceed 2.50% of the average daily net assets, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. The Board of Trustees may terminate this expense reimbursement arrangement at any time.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$251	$773

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days’ written notice to shareholders.

Implementation of Investment Objective

               The Fund seeks to achieve its investment objective by investing primarily in the equity securities of companies selected as described above under the heading  “Principal Investment Strategies.”

Although equity securities of U.S. issuers are the Fund’s primary investments, the Fund may invest in the types of securities described below.  In addition, the Fund may engage in transactions not described below as part of a principal or secondary investment strategy. For a more complete description of these and other investments and techniques, see the Fund’s Statement of Additional Information ("SAI"). Additional information about these investments and the special risk factors that apply to them can be found under the title “Risk Factors” and in the SAI.

Depositary Receipts: The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Fixed Income Securities:  The Fund may also invest in fixed income or debt securities.  The Fund may invest up to 35% of its total assets, measured at the time of investment, in fixed-income or debt securities.

Other Investment Companies: The Fund also may invest in other investment companies, such as open-end investment companies (commonly known as “mutual funds”), closed-end investment companies (“closed end funds”) or exchange traded funds (“ETF’s”), that are not affiliated with the Trust (the “Underlying Funds”). The Advisor selects specific Underlying Funds for investment, in part, based on their investment goals and strategies, their investment Advisors and portfolio managers, and on the analysis of their past performance (absolute, relative and risk-adjusted). The Advisor also considers other factors in the selection of Underlying Funds, such as fund size, liquidity, expense ratio, quality of shareholder service, reputation and tenure of portfolio manager, relative performance of the portfolio manager, general composition of its investment portfolio and current and expected portfolio holdings. Some of the underlying funds in which the Fund invests may not share the same investment objectives and investment limitations as the Fund. The Fund will invest its assets in Underlying Funds from many different mutual funds families, managed using a variety of investment objectives and strategies.  Under normal market conditions, investing in Underlying Funds will not be a principal part of the Fund’s strategy.  The Fund typically will not invest more than 5% of its net assets in Underlying Funds except, for bona fide hedging purposes, to the full extent permitted under the 1940 Act.

Derivatives:  The Fund may use derivative instruments, including futures, options, forward contracts and swaps.  Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or market index.  Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated.  Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are “marked to market” daily.  Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract.  In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments.  Derivatives involve special risks, which are discussed below under Principal Risks.

Short Sales:  A short sale consists of selling borrowed shares in the hope that they can be bought back later at a lower price. The Fund may be required to pay a fee to borrow the security and to pay over to the lender any payments received on the security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund’s gain is limited by the price at which it sold the security short, its potential loss is unlimited. The more a Fund pays to purchase the security, the more it will lose on the transaction, and the more the price of Fund shares will be affected. The Fund will also incur costs to engage in this practice.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total net assets, without limitation, in high quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ advisory fees and operational fees.

Risks

The principal risks of investing in the Fund have been briefly described above.  In this section of the Prospectus, the risks of the Fund are described in greater detail.

Advisor Risk.  If the Advisor’s assessment of a company’s potential is not correct, the securities in the Fund may decrease in value. The actively managed nature of the Fund increases this security selection risk. Additionally, the value of the Fund’s shares, like company stock prices generally, will fluctuate within a wide range.

Company Risk. Common stock prices are subject to market, economic and business risks that will cause their prices to fluctuate over time. The value of individual stocks may decrease in response to company financial prospects or changing expectations for the performance of the company. While common stocks have historically been a leading choice of long-term investors, stock prices may decline over short or even extended periods.

Market Risk.  The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in equity securities, which are more volatile and carry more risk than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Small- and Medium-Size Company Risks.  The Fund may invest in the common stocks of Small-Cap and Mid-Cap companies.  Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than do larger, more established companies.  As a result, their performances can be more volatile and they may face a greater risk of business failure, which could increase the volatility of the Fund’s assets.

Micro-Cap Risk. Certain of the securities in which the Fund invests may be micro-cap companies. Micro-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable (and some companies may be experiencing significant losses), their share prices to be more volatile and their markets to be less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Risks Associated With Investments in Underlying Funds: Because the Fund may invest in Underlying Funds, the value of your investment will fluctuate in response to the performance of the Underlying Funds. In addition, investing through the Fund in an underlying portfolio of funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the Underlying Funds. By investing indirectly in Underlying Funds through the Fund, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory, 12b-1 and administrative fees), but also, indirectly, similar expenses and charges of the Underlying Funds, including short term redemption charges. In addition, to the extent these Underlying Funds trade their portfolios actively, they will incur higher brokerage commissions as well as increased realization of taxable gains.

Certain Investment Techniques and Derivatives Risk. When the Advisor or Underlying Fund Advisors use investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds.  Although the intention is to use such investment techniques and derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund.

Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement.  Derivatives involve special risks, including:  (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less then the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.  In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Portfolio Turnover.  Portfolio turnover refers to the rate at which the securities held by the Fund are replaced.  The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

Portfolio Holdings Disclosure

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities holdings are available in the Statement of Additional Information, which may be requested toll free by calling 1-877-RATNL-FD (728-6533).

INVESTMENT ADVISOR

The Rational Investor® Advisors, LLC, located at 222 South Ninth Street, Suite 2915, Minneapolis, Minnesota 55402, serves as investment advisor to the Fund and is registered as an investment advisor with the Securities and Exchange Commission.  The Advisor was formed in January 2004. Subject to the authority of Board of Trustees (the “Board”) of the Trust, the Advisor is responsible for the overall management of the Fund’s business affairs.  As of February 28, 2005, the Advisor managed approximately $3 million in assets.

Under the terms of the Investment Advisory Agreement (the “Agreement”) between the Trust and the Advisor, the Advisor conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s portfolio. The Advisor provides the Fund with investment advice, supervises the Fund’s management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. The Advisor also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement of the Fund is available in the Statement of Additional Information and, at a future date, will be provided in the Fund’s Reports to Shareholders.

Pursuant to the Agreement the Fund pays the Advisor a management fee equal to 1.00% of the average daily net assets of the Fund.

The Advisor has contractually agreed to waive its management fees and/or to make payments to limit Fund expenses, other than extraordinary or non-recurring expenses, at least until August 31, 2006, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses such as litigation) of the Fund do not exceed specified limits.  Waivers and expense payments may be recouped by the Advisor from the Fund, to the extent that overall expenses fall below the specified limits, within three years of when the amounts were waived or recouped. Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and boost its performance.

PORTFOLIO MANAGERS

               James J. Dlugosch is the portfolio manager of the Fund. Mr. Dlugosch is President of the Advisor and is primarily responsible for the management of the day-to-day implementation of the Fund’s investment strategies.

Mr. Dlugosch has worked in investment banking and financial services his entire career, including personal money management as Vice President of a regional brokerage firm. Mr. Dlugosch founded The Rational Investor Advisors, LLC in January of 2004 and Angel Publishing, LLC in 2002, where he is the Editor of The Rational Investor, an investment newsletter.  From 1999 to 2002, Mr. Dlugosch was the President and CEO of Al Frank Asset Management Inc. as well as the publisher of Al Frank’s Prudent Speculator. Mr. Dlugosch earned his B.A. in Political Science from University of California, Los Angeles. He went on to receive his Master’s in Business Administration from the University of North Carolina, Chapel Hill in 1994. Shareholders should be aware that there is no connection between the model portfolio in the newsletter and the Fund. The performance of the model portfolio in the newsletter is not indicative of the future performance of the Fund.

               John Imerman is the co-portfolio manager of the Fund. Mr. Imerman began working for the Advisor on May 16, 2005 as the Director of Research.  Immediately prior to working for the Advisor, Mr. Imerman was a Research Assistant for Al Frank Asset Management Inc. (“Al Frank”) from 1996-2005. Mr. Imerman’s responsibilities at Al Frank included fundamental equity research and analysis on over 1,000 companies, generating new stock ideas and writing commentary for The Prudent Speculator, Al Frank’s top rated newsletter and its corresponding hotlines. He attended the University of California at Los Angeles and graduated in 1996 with a B.S in business from Mount St. Mary’s College. He currently holds the NASD Series 65 license.

Mr. Dlugosch and Mr. Imerman have no previous experience as portfolio managers to mutual funds, however, each manages similar portfolios of separately managed accounts. The Fund’s SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

NET ASSET VALUE

Shares of the Fund are sold at net asset value (“NAV”).  The NAV of each Fund is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of shares outstanding.  The NYSE is closed on weekends and most national holidays.  The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (asset-liabilities/# of shares = NAV).  The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on the securities principal exchange If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with procedures approved by the Board. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.  In computing NAV of the Fund, the Advisor values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the values of a Fund’s securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the securities will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.

HOW TO PURCHASE SHARES

You may purchase shares of the Fund by sending a completed application form to the following address by either regular or overnight mail:

The Rational Investor® Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

Minimum and Additional Investment Amounts

The minimum initial investment to open an account is $2,500 for regular accounts and $1,000 for retirement plans and automatic investment plans. The minimum subsequent investment is $100.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with a note stating the name(s) on the account and the account number, to the above address.  Make all checks payable to “The Rational Investor® Fund.” The Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC (“GFS” or “Transfer Agent”), the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment check returned to the Transfer Agent for insufficient funds.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When Order is Processed

All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be executed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

*              the name of the Trust

*              the name of the Fund

*              the dollar amount of shares to be purchased

*              a completed purchase application or investment stub

*              check payable to “The Rational Investor® Fund”

Purchase through Brokers

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor.  The broker or agent may set its own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire

If you wish to wire money to invest in the Fund, please call the Fund at 1-877-RATNL-FD (728-6533) to notify the Fund that a wire transfer is coming.  You may use the following instructions:

                                                          First National Bank of Omaha

ABA No. 104000016

Credit: Rational Investor Fund, DDA No. 110192303

FBO: Shareholder Name, Name of Fund, Shareholder Account Number.

Automatic Investment Plan

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Fund at 1-877-RATNL-FD (728-6533) for more information about the Fund’s Automatic Investment Plan.

Retirement Plans

You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-877-RATNL-FD (728-6533) for the most current listing and appropriate disclosure documentation on how to open a retirement account.

REDEMPTIONS

Written Redemption Requests

You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

Regular/Express/Overnight Mail
The Rational Investor® Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

Redeeming by Telephone

The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.  The minimum telephone redemption is $100.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-877-RATNL-FD (728-6533). The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, GFS, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or GFS, do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

Systematic Withdrawal Plan

If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.  If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-877-RATNL-FD (728-6533).

When Redemptions are Sent

Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  If you purchase shares using a check and soon after request a redemption, the Fund will not honor the redemption request. The redemption request must be resubmitted once the check is cleared (usually within 12 days).

Good Order

Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•      The request should be in writing, indicating the number of shares or dollar amount to be redeemed;

•      The request must identify your account number;

•      The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•      If you request the redemption proceeds to be sent to an address other than that of record, or if the proceeds of a requested redemption exceed $20,000, the signature(s) on the request must be guaranteed by an eligible signature guarantor.

Redemption Fee

For shares held less than 30 days, the Fund will deduct a 2% redemption fee on your redemption amount if you sell your shares or your shares are redeemed for failure to maintain the Fund’s balance minimum.  See “Low Balances” for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for 30 days or more are not subject to the 2% fee.

Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

When You Need Signature Guarantees

If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•      you request a redemption to be made payable to a person not on record with the Fund; or

•      you request that a redemption be mailed to an address other than that on record with the Fund.

•      Any redemption is transmitted by federal wire transfer to a bank other than the bank of record.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form.  Contact the Fund to obtain this form.  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Trust should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redeeming through Broker

If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Low Balances

If at any time your account balance falls below $2,500, the Fund may notify you that, unless the account is brought up to at least $2,500, your account could be closed.  This will not apply to any account balances that drop below $2,500 due to a decline in NAV.  The Fund may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record.  The Fund will not charge any redemption fee on involuntary redemptions.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares, whether it be an outright sale or through an exchange into another Fund, you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gain annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of your holding period for the shares.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund’s shares.  You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

MARKET TIMING

Frequent trading into and out of the Fund can harm all fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•      committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy;” and

•      assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Advisor or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Advisor will be liable for any losses resulting from rejected purchase or exchange orders. The Advisor may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Advisor, the service providers may take immediate action to stop any further short-term trading by such participants.

DISTRIBUTION OF SHARES

Rule 12b-1 Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, to pay for certain distribution activities and shareholder services for the Fund and their shareholders. Under the plan, the Fund may pay up to 0.25% per year of its average daily net assets for such distribution and shareholder service activities. As these fees are paid out the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment.

Distributor

               Aquarius Fund Distributors, LLC (“Aquarius”), 1005 South 107th Avenue, Suite 201,Omaha, Nebraska 68114, is the distributor for the shares of the Fund. Aquarius is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.  Shares of the Fund are offered on a continuous basis.

Fund Administrator and Fund Accountant

               Gemini Fund Services, LLC, 150 Motor Parkway, Suite 205, Hauppauge, New York 11788, serves as fund administrator and fund accountant to the Fund.

Transfer Agent

               Gemini Fund Services, LLC, 4020 South 147th Street,, Suite 2, Omaha, Nebraska 68137 serves as transfer agent to the Fund.

Custodian

               The Bank of New York, One Wall Street, 25th Floor, New York, New York 10286 serves as Custodian for the Fund’s cash and securities.  The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Trust is committed to maintaining the confidentiality, integrity and security of your personal information.  When you provide personal information, the Trust believes that you should be aware of policies to protect the confidentiality of that information.

The Trust collects the following nonpublic personal information about you:

•      Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•      Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Trust does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Trust is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Trust restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Trust maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Trust through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

THE RATIONAL INVESTOR® FUND

Advisor	The Rational Investor® Advisors, LLC 222 South Ninth Street, Suite 2915 Minneapolis, MN 55402
Distributor	Aquarius Fund Distributors, LLC 1005 South 107th Avenue, Suite 201 Omaha, NE 68114
Legal Counsel	Blank Rome LLP 405 Lexington Avenue New York, NY 10174
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	The Bank of New York One Wall Street, 25th Floor New York, NY 10286

Additional information about the Fund, including the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings, is included in the Fund’s Statement of Additional Information dated July 29, 2005 (the “SAI”).  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Trust’s policies and management. Additional information about the Fund’s investment will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders.

To obtain a free copy of the SAI or other information about the Fund, or to make shareholder inquires about a Fund, please call 1-877-RATNL-FD (728-6533).  You may also write to:

The Rational Investor® Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about each Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C.  20549-0102.

Investment Company Act File # 811-21720

The Rational Investor® Fund • 4020 South 147th St. •Suite 2 • Omaha, NE 68137

1-877-RATNL-FD (877-728-6533)

 THE RATIONAL INVESTOR® FUND

A Series of Northern Lights Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2005

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Rational Investor® Fund dated July 29, 2005, a copy of which may be obtained without charge by contacting the Fund’s Transfer Agent, Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 or by calling 1-877-RATNL-FD (728-6533).

TABLE OF CONTENTS

THE FUND
TYPES OF INVESTMENTS
INVESTMENT RESTRICTIONS
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS
MANAGEMENT
CONTROL PERSONS AND PRINCIPAL HOLDERS
INVESTMENT ADVISOR
THE DISTRIBUTOR
PORTFOLIO MANAGERS
ALLOCATION OF PORTFOLIO BROKERAGE
PORTFOLIO TURNOVER
FUND ADMINISTRATION
FUND ACCOUNTING
TRANSFER AGENT
CUSTODIAN
DESCRIPTION OF SHARES
ANTI- MONEY LAUNDERING PROGRAM
PURCHASE, REDEMPTION AND PRICING OF SHARES
TAX STATUS
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM
LEGAL COUNSEL
APPENDIX A – DESCRIPTION OF BOND RATINGS
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

 THE FUND

  The The Rational Investor® Fund (the “Fund”) is a series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the "Trust"). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a diversified investment management company. The Fund’s investment objectives, restrictions and policies are more fully described here and in Prospectus. The Board may start other series and offer shares of a new fund under the Trust at any time.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of the Fund and a description of its principal investment strategies are set forth under “Investment Objective, Principal Investment Strategies, Policies and Principal Risks” in the Prospectus. The Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

Types of Investments:

The types of investments listed below describe all of the types of investments that the Fund is able to invest in accordance with the limitations set forth in the Fund’s Prospectus and this Statement of Additional Information (“SAI”). An investor should look at the Fund’s Prospectus under the heading “Investment Objective, Principal Investment Strategies, and Related Risks” and in this SAI for the limitations.

Equity Securities

Equity securities in which the Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Information on Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s Advisor (“The Rational Investor® Advisors, LLC”) will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Securities of Other Investment Companies

The Fund’s investments in an underlying portfolio of Exchange Traded Funds (“ETFs”), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.

Closed-End Investment Companies. The Fund may invest its assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Fund may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Advisor, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-end Investment Companies. The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund.  Accordingly, when affiliated persons hold shares of any of the underlying funds, each Fund’s ability to invest fully in shares of those funds is restricted, and the Advisor must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission (“SEC”). In such cases, the Fund may hold securities distributed by an underlying fund until the Advisor determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the underlying funds are made independently of the Fund and its Advisor. Therefore, the investment advisor of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange Traded Funds. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

United States Government Agency

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Securities Options

 The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

A Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Funds will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, that Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options on Futures Contracts. The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

 The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Advisor to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

Subject to limitations discussed in the Fund's Prospectus under "Certain Risk Factors and Investment Methods," the Fund generally may invest in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

Under guidelines adopted by the Trust's Board, the Fund's Advisor may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Advisor will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Advisor will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Advisor determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Advisor to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

The Fund may sell securities short involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Fund does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Fund's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.  The Fund may not:

1. Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales;

2. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities).

3. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are securities by real estate and securities of companies which invest or deal in real estate);

4. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

5. Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell futures contracts to the full extent permitted under the 1940 Act and sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission;

6. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

7. Invest in any issuer for purposes of exercising control or management;

8. Invest in securities of other investment companies except as permitted under the 1940 Act;

9. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity; or

10. Purchase or sell futures contracts, except to the full extent permitted under the 1940 Act.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

ADDITIONAL PERFORMANCE INFORMATION

From time to time, total return may be included in advertisements, sales literature, or shareholder correspondence.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

The Trust discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Trust discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

            The Rational Investor Advisors, LLC (the “Advisor”) will disclose a model portfolio of securities to subscribers of “The Rational Investor” newsletter within approximately two weeks of each month end.  This model portfolio will be, at least during the startup period of the Fund, substantially similar to the holdings of the Fund.  Therefore, shareholders of the Fund may obtain a list of the securities in the model portfolio at the same time they are available to subscribers of the newsletter, by calling 1-877-RATNL-FD (728-6533).

The Trust may choose to make available to rating agencies such as Lipper, Morningstar or Bloomberg, no sooner than 30 days after the end of each quarter/semi-annual period, a complete schedule of the Fund’s portfolio holdings as of the last day of the quarter/semi-annual period.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•     The Advisor.  Personnel of the Advisor, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Advisor to provide their management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Advisor personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•     Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•     The Bank of New York.  The Bank of New York is custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Additions to List of Approved Recipients.  The Fund’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities to persons other than those listed before the Fund files its portfolio holdings with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures.  The Fund’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of four (4) individuals, three (3) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Advisor (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Age	Position*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
L. Merrill Bryan (60)	Trustee	Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation; President, Union Pacific Technologies Transportation System, Inc.	3	AdvisorOne Funds; RAILINC Corporation; Fenix; Merit Advisors Investment Trust; Merit Advisors Investment Trust II.
Anthony J. Hertl (55)	Trustee	Consultant to small and emerging businesses since 2000; Retired, Vice President of Finance and Administration of Marymount College, Tarrytown, New York (1996-2000)	3	AdvisorOne Funds; Satuit Capital Management Trust; Merit Advisors Investment Trust; Merit Advisors Investment Trust II.
Gary Lanzen (50)	Trustee	President, Orizon Investment Counsel, LLC; Partner, Orizon Group, Inc.	3	AdvisorOne Funds; Merit Advisors Investment Trust; Merit Advisors Investment Trust II.

Interested Trustees and Officers

Name, Address and Age	Position*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Michael Miola** (52)	Trustee	Chief Executive Officer and Manager, Gemini Fund Services, LLC; Co-Owner and Co-Managing Member, NorthStar Financial Services Group, LLC; Manager, Orion Adviser Services, LLC; Manager, CLS Investment Firm, LLC; Manager, GemCom, LLC; Manager, Fund Compliance Services, LLC; President & Director, Cannon Express Corp.; Private Investor & Businessman; formerly (1983-2001), Founder of American Data Services, Inc.	3	AdvisorOne Funds; Constellation Trust Co.; Merit Advisors Investment Trust; Merit Advisors Investment Trust II.
Michael Wagner (53) 150 Motor Parkway Hauppauge, NY 11788	President

President and Manager, Gemini Fund Services, LLC (2004-Present); Chief Operating Officer, Fund Compliance Services, LLC; Chief Operating Officer, GemCom, LLC; Director, Constellation Trust Co.; Sr. Vice President, Gemini Fund Services, LLC (1998-2003)

Emile R. Molineaux (42) 150 Motor Parkway Hauppauge, NY 11788	Secretary	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Vice President, Fund Compliance Services, LLC; (2003 – Present); In-house Counsel, The Dreyfus Funds (1999 – 2003)
Andrew Rogers (35) 150 Motor Parkway Hauppauge, NY 11788	Treasurer

Senior Vice President and Director of Fund Administration, Gemini Fund Services, LLC (2001-Present); President, Fund Compliance Services, LLC; President, GemCom, LLC; Vice President, JP Morgan Chase & Co. (1998-2001).

____________________

* The term of office of each Trustee listed above began during the year 2005 and will continue indefinitely.

**      Michael Miola is an "interested person" of the Trust as that term is defined under the 1940 Act, because of his affiliation with  Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Aquarius Fund Distributors, LLC (the Trust’s Distributor).

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit committee operates pursuant to an Audit Committee Charter and will meet at least once annually.

Nominating Committee

The Board has a Nominating Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Nominating Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Nominating Committee generally will not consider shareholder nominees.

 Compensation

Each Trustee who is not affiliated with the Trust or Advisor will receive a per meeting fee of $150 if attended in person or via teleconference, as well as reimbursement for any reasonable expenses incurred attending the meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the estimated amount of compensation the Trustees will receive from the Trust during a year and assumes that the Trust is fully operational and the Trustees have attended all quarterly meetings. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust **

L. Merrill Bryan	$600
Anthony J. Hertl	$600
Gary Lanzen	$600
Michael Miola*	None

_______________

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant) and Aquarius Fund Distributors, LLC (the Trust’s Distributor).

**      There are currently several series comprising the Trust.  Trustees fees and expenses allocated to the Fund will be approximately $600.

Management Ownership

As of July 11, 2005, the Trustees, as a group, owned 0.00% of the Fund’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. As of the date of this SAI, the Trust could be deemed to be under control of the Advisor, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Trust on such date. However, it is expected that once the Trust commences investment operations and its shares are sold to the public that the Advisor’s control will be diluted until such time as the Trust is controlled by its shareholders.

INVESTMENT ADVISOR

Investment Advisor and Advisory Agreement

The Advisor of the Fund is The Rational Investor® Advisors, LLC (the “Advisor”), located at 222 South Ninth Street, Suite 2915, Minneapolis, Minnesota 55402. Pursuant to the Investment Advisory Agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), Advisor, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Fund, manages the operations of the Fund.

Under the Advisory Agreement, the Advisor, under the supervision of the Board, agrees to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Advisor. The Advisor shall act as the investment advisor to the Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Advisor will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Advisor with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Advisor also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Advisor, and all personnel of the Fund or the Advisor performing services relating to research, statistical and investment activities.

In addition, the Advisor, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Trust’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The following table sets forth the annual management fee rate payable by the Fund to The Rational Investor®  Advisors, LLC pursuant to the Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

FUND	TOTAL MANAGEMENT FEE

The Rational Investor® Fund	1.00%

The fee is computed daily and payable monthly. The Advisor is contractually limiting total annual operating expenses of the Fund through August 31, 2006 (including the Advisory fee, exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses such as litigation) as follows, expressed as a percentage of the Fund’s average daily net assets.

FUND	OPERATING EXPENSES

The Rational Investor® Fund	2.50%

Expenses not expressly assumed by the Advisor under the Advisory Agreement are paid by the Trust.  Under the terms of the Advisory Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Advisor, (b) the fees and expenses of Trustees who are not affiliated persons of the Advisor or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Trust and of pricing the Trust’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Advisor) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of each Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Advisor, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Approval of the Advisory Agreement

In connection with the initial Board meeting for the Trust on March 23, 2005, the Board, including the Independent Trustees, interviewed the Advisor, and received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of the Advisor, a peer group of funds and  appropriate indices with respect to existing accounts of the Advisor; (b) the economic outlook and the general investment outlook in the markets in which the Fund will invest;  (c) arrangements in respect of the distribution of the Fund’s shares; (d) the procedures employed to determine the value of the Fund’s assets; (e) the Advisor’s management of the relationships with the Fund’s custodian; (f) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions; and (g) the nature, cost and character of non-investment management services provided by the Advisor and its affiliates.

Additional information was furnished by the Advisor including, among other items, information on and analysis of (a) the overall organization of the Advisor, (b) the choice of performance indices and benchmarks, (c) investment management staffing, (d) the potential for achieving further economies of scale, (e) operating expenses paid to third parties, and (f) the information furnished to investors, including the Fund’s shareholders.

The Board reviewed the Rational Investor Newsletter and the model portfolio since its inception.  It was noted that the Adviser takes a fundamental value approach to investing, with a sparing used of leverage to enhance returns. The Board then discussed the model portfolio’s returns over the past few years and compared its performance to relevant benchmarks and a peer group of funds.  It was noted that the portfolio (gross of expenses) returned approximately 100% on a cumulative basis since 2002.  It was noted that the Fund’s portfolio would, at least initially, have the same types and amounts of securities as the model portfolio.  The Board concluded that, based on the performance of the model portfolio, the Fund had the potential of performing competitively within its peer group.

In considering the Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement include the following:

Benefits to Shareholders. The Board, including the Independent Trustees, considered the benefit to shareholders of investing in the Fund, which offers a variety of investment disciplines and provides for a variety of fund and shareholder services, and concluded that the Fund had the potential to benefit shareholders and that the risk statements in the Fund’s prospectus were commensurate with the potential for reward.

Nature and Quality of Other Services.  The Board, including the Independent Trustees, considered the nature and extent of the Advisor’s supervision of third party service providers.

Expenses. The Board, including the Independent Trustees, considered the estimated Fund expense ratios, and expense ratios of a peer group of funds. It also considered the amount and nature of fees paid by shareholders. The Board reviewed the contractual arrangement by which the Advisor has agreed to reduce its fees and/or absorb expenses of the Fund, at least until August 31, 2006, to ensure that Net Annual Fund Operating Expenses will not exceed 2.50% of the average daily net assets, and found it to be beneficial to shareholders.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund, whether there is potential for realization of any further economies of scale.

Profitability . The level of the Advisor’s profits in respect of the management of the Fund, including an extensive review of the methodology used in allocating costs to the management of the Fund. The Board, including the Independent Trustees, has concluded that the cost allocation methodology employed by the Advisor has a reasonable basis and is appropriate in light of all of the circumstances considered the profits realized by the Advisor in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. It also considered the profits realized from non-fund businesses which may benefit from or be related to the Fund's business.

Other Benefits to the Advisor. The character and amount of fees paid by the Fund and the Fund's shareholders for services provided by the Advisor, the allocation of fund brokerage to any brokers affiliated with the Advisor, the receipt of any sales loads and payments under Rule 12b-1 plans in respect of the Fund, benefits to the Advisor from the use of "soft" commission dollars to pay for research and brokerage services, the revenues and profitability of the Advisor’s businesses other than their mutual fund business, as well as the intangible benefits that accrue to the Advisor and any affiliates by virtue of their relationship with the Fund.

Conclusion. Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structures are fair and reasonable, and that the Advisory Agreement should be approved.

Codes of Ethics

The Trust, the Advisor and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a code of ethics which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies and a record of each proxy voted by the Advisor on behalf of a Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

The Advisor has adopted Proxy Voting Policies and Procedures (“Advisor’s Proxy Policies”) which underscores the Advisor’s concern that all proxies voting decisions be made in the best interests of the Fund and that the Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

A general statement of voting policy and specific voting positions has been established by the Advisor. This policy is intended to serve as a guideline and to further the economic value of each security held by the Fund.  There will be regular review of this policy.  Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

Where a proxy proposal raises a material conflict between the Advisor’s interests and the Fund’s interests, the Advisor will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party.  If the third party’s recommendations are not received in a timely fashion, the Advisor will abstain from voting the securities held by that client’s account.

More information. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at (1-877) RATNL-FD (728-6533); and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

Rule 12b-1 Plan

The Trust has adopted a Distribution Plan for the Fund (the “Rule 12b-1 Plan”) pursuant to appropriate resolutions of the Trustees of the Trust and in accordance with the requirements of Rule 12b-1 promulgated under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset based sales charges. The Rule 12b-1 Plan permits the Fund to finance certain activities which are primarily intended to sell the Fund’s shares, provided the categories of expenses are approved in advance by the Board and the expenses paid under the Rule 12b-1 Plan were incurred within the preceding 12 months and accrued while the Rule 12b-1 Plan was in effect. The Rule 12b-1 Plan was adopted to facilitate the sale of a sufficient number of shares to allow the Fund to achieve economic viability.

The Rule 12b-1 Plan provides that the Fund will pay a fee to Aquarius Fund Distributors, LLC (“Distributor” or “Aquarius”) at an annual rate of 0.25% of that Fund’s average daily net assets. The fee is paid to Aquarius for distribution-related activities.

Activities covered by the Rule 12b-1 Plan include:

(1) the advertising and marketing of shares of the Fund;

(2) preparing, printing and distributing prospectuses and sales literature to prospective stockholders, brokers or administrators; and

(3)implementing and operating the Rule 12b-1 Plan.

The Rule 12b-1 Plan must be renewed annually by the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the Independent Trustees select and nominate other Independent Trustees.

The Rule 12b-1 Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval by a majority of the Fund’s outstanding shares. All material amendments to the Rule 12b-1 Plan or any related agreements must be approved by a vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distributor is required to report in writing to the Board, at least quarterly, on the amounts and purpose of any payment made under the Rule 12b-1 Plan. The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Trustees to make an informed determination of whether the Rule 12b-1 Plan should be continued.

As long as the Rule 12b-1 Plan is in effect, the nomination of the Trustees who are not interested persons of the Trust must be committed to the discretion of the 12b-1 Trustees.

THE DISTRIBUTOR

Aquarius Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the NASD. The offering of the Fund’s shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

PORTFOLIO MANAGERS

James Dlugosch is responsible for the day-to-day management of the Fund. John Imerman is the co-portfolio manager to the Fund. As of March 31, 2005, they were responsible for the management of the following types of accounts:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Mr. Dlugosch	0	0	0	0	12	3	3
Mr. Imerman	0	0	0	0	0	0	0

For their services as portfolio managers to the Fund, Mr. Dlugosch and Mr. Imerman will receive a fixed salary from the Advisor. In addition, Mr. Dlugosch receives a salary from Angel Publishing, LLC for his services as Editor of The Rational Investor, an investment newsletter.  Mr. Dlugosch, for his services as Advisor/portfolio manager to the separately managed accounts, as Partner of the Advisor, receives profit distributions.

Since the Fund is newly organized, Mr. Dlugosch and Mr. Imerman do not own shares of the Fund as of the date of this SAI.

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio manager who is an employee of the Advisor. The Advisor is authorized by the Trustees to allocate the orders placed by them on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Advisor for the Fund’s use. Such allocation is to be in such amounts and proportions as the Advisor may determine.

In selecting a broker or dealer to execute each particular transaction, the Advisor will take the following into consideration:

•      the best net price available;

•      the reliability, integrity and financial condition of the broker or dealer;

•      the size of and difficulty in executing the order; and

•      the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Advisor determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Advisor may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Advisor exercises investment discretion. Some of the services received as the result of  Fund transactions may primarily benefit accounts other than the Fund’s, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

FUND ADMINISTRATION

The Administrator for the Fund is Gemini Fund Services, LLC, (“GFS” or the “Administrator”), which has its principal office at 150 Motor Parkway, Suite 205, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to an Administration Service Agreement with the Fund, the Administrator provides administrative services to the Fund, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on March 23, 2005.  The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectuses.

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a fund administration fee equal to 40 basis points (a combined fee for Administration, Fund Accounting and Transfer Agency) on the average net assets of the Fund.  The Fund also pays the Administrator for any out-of-pocket expenses.

FUND ACCOUNTING

The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund by the Fund Accounting Service Agreement, the Fund pays the Fund Accountant a fee equal to 40 basis points (a combined fee for Administration, Fund Accounting and Transfer Agency) on the average net assets of the Fund. The Fund also pays the Administrator for any out-of-pocket expenses.

TRANSFER AGENT

GFS, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with Fund. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

CUSTODIAN

Bank of New York (“BONY” or the “Custodian”) serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and between BONY and the Trust on behalf of the Fund.  BONY’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, BONY also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Advisor. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets. BONY’s principal place of business is One Wall Street, New York, New York 10286.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA Patriot Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor, and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA Patriot Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND

PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectuses under the heading "Net Asset Value," the net asset value ("NAV") of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. For shares held less than 30 days, the Fund will deduct a 2% redemption fee on your redemption amount if you sell your shares or your shares are redeemed for failure to maintain the Fund’s balance minimum.  Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably   practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax Advisor regarding their investment in the  Fund.

The Trust has qualified and elected to be treated as a regulated investment company under the Code, and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Trust will not be subject to federal income or excise tax on its net investment income or net capital gain which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Trust will be computed in accordance with Section 852 of the Code.

The Trust intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore will not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after June 30, the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Trust unless a shareholder elects to receive cash.

If the Trust fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Trust would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the a Trust would not be liable for income tax on the Trust’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Trust’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Trust.

The Trust is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Trust’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Trust during the preceding calendar year. Under ordinary circumstances, the Trust expects to time its distributions so as to avoid liability for this tax.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Trust.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such shareholders.

A redemption of Trust shares by a shareholder will result in the recognition of taxable gain or loss depending upon the difference between the amount realized and his tax basis in his Trust shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Trust will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Trust shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Trust is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Trust. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Trust may be subject to state and local taxes on distributions received from the Trust and on redemptions of the Trust’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Trust issues to each shareholder a statement of the federal income tax status of all distributions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Marcum & Kliegman LLP, 10 Melville Park Road, Melville, New York 11747, as its independent accountants.

LEGAL COUNSEL

Blank Rome LLP, 405 Lexington Avenue, New York, New York 10174 serves as the Trust's legal counsel.

APPENDIX A

DESCRIPTION OF BOND RATINGS

Standard & Poor's Ratings Group. A Standard & Poor's corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.   Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.   Nature of and provisions of the obligation.

3.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized. Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

•      SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

•      SP-2 Satisfactory capacity to pay principal and interest.

•      SP-3 Speculative capacity to pay principal and interest.

Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

•      MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

•      MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

•      MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

•      MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

APPENDIX B

 THE RATIONAL INVESTOR ADVISORS, LLC

PROXY AND CORPORATE ACTION VOTING

POLICIES AND PROCEDURES

I.             POLICY

The Rational Investor Advisors, LLC (the “Adviser”) act as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”).  Adviser’s authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under our investment advisory contracts.  Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.  Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

II.           PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.          PROCEDURES

The Chief Compliance Officer of the Adviser is ultimately responsible for ensuring that all proxies received by Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests.  Although many proxy proposals can be voted in accordance with the Adviser’s established guidelines (see Section V. below, “Guidelines”), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

The Chief Compliance Officer of the Adviser is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by Adviser are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

A.           Conflicts of Interest

Examples of potential conflicts of interest include situations where the Adviser or an affiliate, or personnel of either entity:

• Manages a pension plan of a company whose management is soliciting proxies;

• Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

• Has a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

Where a proxy proposal raises a material conflict between Adviser’s interests and a client’s interest, including a mutual fund client, Adviser will resolve such a conflict in the manner described below:

1.            Vote in Accordance with the Guidelines.  To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2.            Obtain Consent of Clients.  To the extent that Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of Adviser’s conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, Adviser will abstain from voting the securities held by that client’s account.

3.            Client Directive to Use an Independent Third Party.  Alternatively, a client may, in writing, specifically direct Adviser to forward all proxy matters in which Adviser has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation.  Where such independent third party’s recommendations are received on a timely basis, Adviser will vote all such proxies in accordance with such third party’s recommendation.  If the third party’s recommendations are not timely received, Adviser will abstain from voting the securities held by that client’s account.

The Chief Compliance Officer of the Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process.  All material conflict of interest so identified by Adviser will be addressed as described above in this Section III.A.

B.           Limitations

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where Adviser has determined that it is in the client’s best interest, Adviser will not vote proxies received.  The following are certain circumstances where Adviser will limit its role in voting proxies:

1.            Client Maintains Proxy Voting Authority:  Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, Adviser will not vote the securities and will direct the relevant custodian to sent the proxy material directly to the client.  If any proxy material is received by Adviser, it will promptly be forwarded to the client or specified third party.

2.            Terminated Account:  Once a client account has been terminated with Adviser in accordance with its investment advisory agreement, Adviser will not vote any proxies received after the termination.  However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.            Limited Value:  If Adviser determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, Adviser may abstain from voting a client’s proxies.  Adviser also will not vote proxies received for securities that are no longer held by the client’s account.  In addition, Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4.            Securities Lending Programs:  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, where Adviser determines that a proxy vote (or other shareholder action) is materially important to the client’s account, Adviser may recall the security for purposes of voting.

5.            Unjustifiable Costs:  In certain circumstances, after doing a cost-benefit analysis, Adviser may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

6.            Investments in Other Investment Companies: To the extent the Fund invests in other investment companies, the Fund is required by the Investment Company Act of 1940, as amended (the “IC Act”) to handle proxies received from these investment companies in a certain manner.  In particular it is the policy of the Adviser to vote all proxies received from other investment companies in the same proportion that all shares of the other investment companies are voted, or in accordance with instructions received from fund shareholders. All proxies received from other investment companies will be reviewed with the Chief Compliance Officer of the Adviser or appropriate legal counsel to ensure proper voting.  After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer of the Adviser for future reference.

IV.          RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information and a copy of any written response by the Adviser to any such client request; (v) any documents prepared by Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how Adviser voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of Adviser’s Policies and Procedures by written request addressed to Adviser.  Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

V.           GUIDELINES

Each proxy issue will be considered individually.  The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.           Oppose

The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment.  Proposals in this category would include:

1.            Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:

a.            Proposals to stagger board members’ terms;

b.            Proposals to limit the ability of shareholders to call special meetings;

c.            Proposals to require super majority votes;

d.            Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.            Proposals regarding “fair price” provisions;

f.             Proposals regarding “poison pill” provisions; and

g.            Permitting “green mail”.

2.            Providing cumulative voting rights.

3.            “Social issues,” unless specific client guidelines supersede.

4.            Election of directors recommended by management, except if there is a proxy fight.

B.           Approve

Routine proposals are those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  Given the routine nature of these proposals, proxies will nearly always be voted with management.  Traditionally, these issues include:

1.            Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

2.            Date and place of annual meeting.

3.            Limitation on charitable contributions or fees paid to lawyers.

4.            Ratification of directors’ actions on routine matters since previous annual meeting.

5.            Confidential voting

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6.            Limiting directors’ liability

7.            Eliminate preemptive right

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

8.            The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.            Employee Stock Purchase Plan

10.          Establish 401(k) Plan

C.           Case-By-Case

The Adviser will review each issue in this category on a case-by-case basis.  Voting decisions will be made based on the financial interest of the client .  These matters include:

1.            Pay directors solely in stocks

2.            Eliminate director mandatory retirement policy

3.            Rotate annual meeting location/date

4.            Option and stock grants to management and directors

5.            Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.